(Multicurrency-Cross Border)

                                     ISDA(R)

              INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC.

                                MASTER AGREEMENT

                         DATED AS OF 8TH NOVEMBER 2006

     CITIGROUP CAPITAL                AND            SACYR VALLEHERMOSO
     MARKETS LIMITED                                 PARTICIPACIONES
                                                     MOBILIARIAS, S.L.U.

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.   INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   OBLIGATIONS

(a)  GENERAL CONDITIONS

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the

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          relevant   obligation  unless  otherwise  specified  in  the  relevant
          Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred or is continuing,
          (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)  NETTING. If on any date amounts would otherwise be payable:-

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)  DEDUCTION OR WITHHOLDING FOR TAX

     (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

          (1)  promptly notify the other party ("Y") of such requirement;

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          (2) pay to the  relevant  authorities  the full amount  required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii) LIABILITY. If:-

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount

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to the other party on demand in the same  currency as such overdue  amount,  for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

(a)  BASIC REPRESENTATIONS.

     (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

     (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

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(c)  ABSENCE OF LITIGATION. There is no pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation; and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it

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with respect to this Agreement or any Credit  Support  Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

     (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(ii) or 4(d) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) CREDIT SUPPORT DEFAULT

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

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          (2) the expiration or  termination of such Credit Support  Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (howeverdescribed) in respect to such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

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          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or become subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is  specified  pursuant to (iv) below or an  Additional
Termination Event if the event is specified pursuant to (v) below:-

     (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party);-

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transactions or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)); in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit

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     Support Provider or such Specified Entity, as the case may be,  immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.   EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the event analogous thereto, (8), and as of the time immediately proceeding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)  RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

     (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) TRANSFER TO AVOID  TERMINATION  EVENT.  If either an Illegality  under
     Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(1) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

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

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) RIGHT TO TERMINATE. If:-

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party.

     either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)  EFFECT OF DESIGNATION.

     (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)  CALCULATIONS.

     (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss," and a payment method, either the "First Method," or the "Second Method." If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method," as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:-

          (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by theNon-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number,

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

          the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party, if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:-

          (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(c)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) TWO AFFECTED PARTIES. If there are two Affected Parties:-

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

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

     (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect to this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is tendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the

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

Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owned and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)  COUNTERPARTS AND CONFIRMATIONS.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex, or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the receipt in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting Shares, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for anyreason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  DEFINITIONS

As used in this Agreement:-

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:-

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)  in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:-

(a) the Termination Currency Equivalent of the Market Quotation (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.




             CITIGROUP                         SACYR VALLEHERMOSO
             GLOBAL MARKETS                    PARTICIPACIONES
             LIMITED                           MOBILIARIAS, S.L.U.

By: /s/  Julia Elliot                        By: /s/
   ................................             ................................
Name: Julia Elliot                           Name:
Title: Authorised Signatory                  Title:
Date:  11/08/06                              Date:


By:  /s/                                     By:
   ................................             ................................
Name:                                        Name:
Title:                                       Title:
Date:                                        Date:

                                    SCHEDULE

                                     to the

                              ISDA Master Agreement

                         dated as of 8th November, 2006,


                                     between


                        CITIGROUP GLOBAL MARKETS LIMITED,
            a company incorporated with limited liability in England
                                   ("Party A")

                                       and

             SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.U.,
          a corporation organized and existing under the laws of Spain
                                   ("Party B")



                                     PART 1
                             TERMINATION PROVISIONS

In this Agreement:

(a)  "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

     Section 5 (a)(v),   Not applicable.
     Section 5 (a)(vi),  Not applicable.
     Section 5 (a)(vii), Not applicable.
     Section 5(b)(iv),   Not applicable.

     In relation to Party B for the purpose of:

     Section 5 (a)(v),   Any Affiliate.
     Section 5 (a)(vi),  Any Affiliate.
     Section 5 (a)(vii), Any Affiliate.
     Section 5(b)(iv),   Sacyr Vallehermoso, S.A.


(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) of this Agreement will apply to both parties, but shall exclude any payment default that results solely from wire transfer difficulties or an error or omission of an administrative or operational nature (so long as sufficient funds are available to the relevant party on the relevant date), provided that payment is made within three Business Days after such transfer difficulties have been corrected or the error or omission has been discovered..

     For purposes of Section 5(a)(vi), the following provisions apply:

     "SPECIFIED INDEBTEDNESS" shall have the meaning set forth in section 14 of the Agreement.

     "THRESHOLD AMOUNT" means

     (i) with respect to Party A, 3% of the stockholders' equity of Citigroup Inc.; and

     (ii) with respect to Party B, 3% of Party B's shareholders' equity on a consolidated basis, as reported in its most recently audited financial statements.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) of this Agreement will apply to Party A and will apply to Party B.


(e) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)  For the purpose of the "PAYMENTS ON EARLY TERMINATION" provisions of
     Section 6(e):

     (i) The Second Method will apply; and

     (ii) Market Quotation will apply.

(g) "TERMINATION CURRENCY" means any single currency of any Transaction as may be selected by the party which is not the Defaulting Party or the Affected Party (as the case may be), or, in circumstances where there is more than one Affected Party, such currency of any Transaction as may be mutually agreed between the parties hereto or otherwise, failing such mutual agreement or in the event that such currency is not freely available and convertible, Euro ((euro)).

(h)  ADDITIONAL TERMINATION EVENT will not apply

                                     PART 2
                               TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or documents under
     Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A and Party B make the representations specified below, if any:

     The following representation will not apply to Party A and will apply to Party B:

     If, with respect to any Transaction, a party is acting through an Office located outside the United Kingdom, it is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

     For purposes of the foregoing representation:

     "Specified Treaty" means The Double Tax Treaty between the United Kingdom and Spain, as amended.

     "Specified Jurisdiction" means the United Kingdom.

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS


For the purpose of Section 4(a) of this Agreement:


(a)  TAX FORMS, DOCUMENTS OR CERTIFICATES TO BE DELIVERED ARE:


  Party required
  to deliver          Form/Document/                     Date by which to
  document            Certificate                        be delivered
------------------------------------------------------------------------------

Party A and Party B   Any form, document or certificate  As soon as practicable
                      reasonably requested by the other  following written
                      party in order for such party to   demand
                      be able to make payments hereunder
                      without withholding taxes being
                      deducted.



(b) OTHER DOCUMENTS TO BE DELIVERED ARE:

  Party required
  to deliver        Form/Document/         Date by which to    Covered
  document          Certificate            be delivered        by Section 3(d)
------------------------------------------------------------------------------

(i)  Party A and    Such proof of the      As soon as          Yes
     Party B        names, true            practicable after
                    signatures and         execution of this
                    authority of persons   Agreement and, if
                    signing this           requested by the
                    Agreement on its       other party, as
                    behalf as the other    soon as
                    party may reasonably   practicable after
                    request.               execution of any
                                           Confirmation of
                                           any other
                                           Transaction.

(ii) Party B        A duly signed copy of  Upon execution of
                    the Credit Support     this Agreement.
                    Document referred to
                    in Part 4 of this
                    Schedule.

(iii) Party B       Party B's annual       Promptly upon       Yes
                    report containing      request.
                    audited consolidated
                    financial statements
                    prepared in
                    accordance with
                    accounting principles
                    that are generally
                    accepted in such
                    party's country of
                    organization and
                    certified by
                    independent certified
                    public accountants
                    for each fiscal year.

Party required
  to deliver        Form/Document/         Date by which to    Covered
  document          Certificate            be delivered        by Section 3(d)
------------------------------------------------------------------------------
(iv) Party B        Party B's unaudited    Promptly upon       Yes
                    consolidated           request.
                    financial statements,
                    the consolidated
                    balance sheet and
                    related statements of
                    income for each
                    fiscal quarter,
                    prepared in
                    accordance with
                    accounting principles
                    that are generally
                    accepted in such
                    party's country of
                    organization.

                                     PART 4
                                  MISCELLANEOUS

(a)  ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY A:

     With respect to a particular Transaction, all notices or communications to Party A shall be sent to the address or facsimile number indicated in the Confirmation of that Transaction.

     In addition, in the case of notices or communications relating to Section 5, 6, 11 or 13 of this Agreement, a copy of any such notice or communication shall be addressed to the attention of:

     Address:       Citigroup Centre, 25 Canada Square, London E14 5LB

     Attention:     Head of Trading Legal Services, Europe

     Facsimile No:  +44 207 508 9118/9

     and:

     Address:       7 Water Street, 9th Floor, New York, New York 10004

     Attention:     Head of Legal Department

     Facsimile No.: +1 212 657 1452

     ADDRESS FOR NOTICES OR COMMUNICATIONS TO PARTY B:

     Address: SACYR VALLEHERMOSO PARTICIPACIONES MOBILIATIAS, S.L.U. Po de le Castellana, 83-85
                    28046 Madrid

     Attention:    Jose Puelles Gallo
     Tel:          +34 91 556 5049
     Facsimile No: +34 91 556 7555

(b) EFFECTIVENESS OF NOTICE. Section 12(a) is hereby amended by deleting the words "facsimile transmission or" in line 3 thereof.

(c)  PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

     Party B appoints as its Process Agent:  to be advised

(d)  OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(e)  MULTIBRANCH PARTY. For the purpose of Section 10(b) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(f) CALCULATION AGENT. The Calculation Agent will be Party A unless otherwise specified in a Confirmation in reference to the relevant Transaction.

(g) CREDIT SUPPORT DOCUMENT. The Credit Support Document means: With respect to Party A, not applicable; and with respect to Party B, the Guarantee given by the Credit Support Provider in favor of Party A and substantially in the form of Exhibit I.

(h) CREDIT SUPPORT PROVIDER. Credit Support Provider means: With respect to Party A, not applicable; and with respect to Party B, Sacyr Vallehermoso, S.A.

(i) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of England and Wales.

(j)  JURISDICTION. Section 13(b) of the Agreement is hereby amended as follows:

     (i) by inserting in line 1 of Section 13(b)(i) the word "exclusive" immediately after the phrase "submits to the"; and

     (ii) by deleting the final paragraph thereof and replacing it with, "Nothing in this provision shall prohibit a party from bringing an action to enforce a money judgment in any other jurisdiction."

(k) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement provided, however that with regard to Party A, the term "Affiliate" shall not include any entity that controls or is under common control with Citigroup Global Markets Holdings Inc., but in any event such term shall include Citigroup Global Markets Holdings Inc. and any entity controlled by it.

(l) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

                                     PART 5
                                OTHER PROVISIONS


(a) ISDA DEFINITIONS The definitions and provisions contained in the 2000 ISDA Definitions (published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into any Confirmation which supplements and forms part of the Agreement; and all capitalized terms used in a Confirmation shall have the meaning set forth in the Definitions, unless otherwise defined in a Confirmation. In the event of any conflict between the provisions of the Definitions and the provisions of this Agreement, the provisions of this Agreement shall apply, and in the event of any conflict between the provisions of this Agreement and the Confirmation, the provisions of the Confirmation shall apply.

(b) CHANGE OF ACCOUNT Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line hereof:

     "to another account in the same legal and tax jurisdiction as the original account"

(c) ESCROW PAYMENTS. If by reason of the time difference between the cities in which payments are to be made, it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow. In this case the deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by the irrevocable payment instructions to the same effect or
     (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 am. local time on that day) if that payment is not released by 5:00 p.m. on the date it is deposited for any reason other than the intended recipients' failure to make the escrow deposit it is required to make hereunder in a timely fashion.


(d) SET-OFF. Each party to this Agreement (such party, "Party X") agrees that, upon the insolvency of Party X or any of its Affiliates or the default of Party X or any of its Affiliates under any transaction with the other party hereto or any of such other party's Affiliates (such other party or any of its Affiliates, a "Non-Defaulting Party"), each Non-Defaulting Party may, without prior notice to Party X: (a) liquidate any transaction between Party X and any Non-Defaulting Party (which liquidation may include the conversion of amounts denominated in multiple currencies into a single currency if deemed necessary or desirable by the Non-Defaulting Party), (b) reduce any amounts due and owing to Party X under any transaction between Party X and any Non-Defaulting Party by setting off against such amounts any amounts due and owing to a Non-Defaulting Party by Party X, and (c) treat all security for, and all amounts due and owing to Party X under, any transaction between Party X and any Non-Defaulting Party as security for all transactions between Party X and any Non-Defaulting Party; PROVIDED, HOWEVER, that the exercise of the remedies described in clauses (a), (b) and (c) above (or in any other similar provision in any agreement between the parties) shall be deemed to occur immediately subsequent to, but independent of, the exercise of any netting, liquidation, set-off or other similar provision contained in any master agreement between the parties; PROVIDED FURTHER that each provision and agreement hereof shall be treated as independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

(e) ADDITIONAL REPRESENTATIONS. For purposes of Section 3 of this Agreement, the following shall be added, immediately following paragraph (f) thereof:

     "(g) NO RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

     (h) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

     (i) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of hat Transaction.

     (j) NO AGENCY. It is entering into this Agreement and each Transaction as principal and not as agent.

     (k) RISK MANAGEMENT. Party B alone represents that this Agreement has been, and each Transaction hereunder has been or will be, as the case may be, entered into for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with its line of business (including financial intermediation services) and not for the purpose of speculation."

(f) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of the telephone conversations of its trading and marketing personnel in connection with this Agreement or any potential Transaction; (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel and (iii) agrees that any such recordings may be submitted in evidence in any Proceeding relating to this Agreement.


(g) ELECTRONIC CONFIRMATIONS Where a Transaction is confirmed by means of an electronic messaging system that the parties have elected to use to confirm such Transaction (i) such Confirmation will constitute a "Confirmation" as referred to in this Agreement even when not so specified in the confirmation, (ii) such Confirmation will supplement, form part of , and be subject to this Agreement (unless such Confirmation expressly states otherwise) and (iii) the definitions and provisions contained in the 1998 ISDA FX and Currency Option Definitions (as published by the International Swaps and Derivatives Association, Inc) will be incorporated into the Confirmation if the Transaction is an FX Transaction or a Currency Option. In the event of any inconsistency between the Definitions applicable pursuant to clause (iii) of this subsection and this Agreement, the Confirmation will prevail for th purpose of the relevant Transaction.

(h) LIMITATION OF LIABILITY. Without prejudice to the definition of 'Loss' and payments calculated by reference to the provisions in Section 6(e), no party shall be required to pay or be liable to the other party for any consequential, indirect or punitive damages, opportunity costs or lost profits (whether arising from its negligence or breach of contract or otherwise), save only that nothing shall exclude liability for fraud.



IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.



CITIGROUP GLOBAL MARKETS LIMITED       SACYR VALLEHERMOSO
                                       PARTICIPACIONES MOBILIARIAS,
                                       S.L.U.



By: --------------------------------   By: --------------------------------

Print Name: ------------------------   Print Name: ------------------------

Title: -----------------------------   Title: -----------------------------

Date: ------------------------------   Date: ------------------------------


                                       By: --------------------------------

                                       Print Name: ------------------------

                                       Title: -----------------------------

                                       Date: ------------------------------

                                    EXHIBIT 1

                                    GARANTIA

GARANTIA de fecha de 8 de Noviembre de 2006 otorgada por Sacyr Vallerhermoso, S.A. (en lo sucesivo, el "Garante"), a favor de Citigroup Global Markets Limited (en adelante "CGML"), en relacion con las Operaciones (tal y como se define a continuacion) que este realizara con Sacyr Vallehermoso Participaciones Mobiliarias, S.L.U. (en lo sucesivo, la "Compania"). Por "Operaciones" se entenderan todas aquellas Operaciones singulares que se cierren entre las partes al amparo del ISDA Master Agreement de fecha 8 de Noviembre de 2006 entre Citigroup y la Compania.

1. GARANTIA. La presente Garantia tiene naturaleza de garantia a primera demanda, incondicional e irrevocable. Las obligaciones del Garante son solidarias con respecto de la Compania de tal manera que responde al mismo nivel que la Compania como obligado principal ante Citigroup.

     El Garante garantiza con caracter incondicional, irrevocable y a primera demanda a Citigroup, sus entidades sucesoras y/o cesionarios, el pago al vencimiento de todas y cada una de las obligaciones y responsabilidades de la Compania con Citigroup derivadas de las Operaciones (en adelante, "las Obligaciones"), bastando para su reclamacion la simple notificacion por Citigroup al Garante, sin necesidad de justificar el motivo del incumplimiento.

2. CONSENTIMIENTO, RENUNCIAS Y RENOVACIONES. El Garante acepta que Citigroup podra recurrir a ellos para el pago de cualesquiera de las Obligaciones, independientemente de que Citigroup haya recurrido a cualquier garantia o colateral o haya procedido legalmente contra cualquier otro obligado principal o secundario respecto a cualesquiera de dichas Obligaciones.

3. GASTOS. El Garante se compromete a reembolsar a la vista cualquier gasto relacionado directamente con la ejecucion o proteccion de los derechos de Citigroup en virtud de la presente Garantia.

4. SUBROGACION. El Garante se compromete a no ejercer ningun derecho que pudiera corresponderle frente a la Compania hasta que la totalidad de las Obligaciones ante Citigroup se hayan liquidado por completo. Si cualquier importe se hubiera pagado al Garante contraviniendo el compromiso anterior, dicho importe se mantendra en deposito en beneficio de Citigroup y sera entregado a este para su aplicacion a las Obligaciones.

5. VALIDEZ DE LA GARANTIA. La presente Garantia tiene caracter de incondicional, irrevocable y a primera demanda, y permanecera en vigor y sera vinculante para el Garante, sus sucesores y cesionarios hasta que la totalidad de la Obligaciones se hayan liquidado por completo.

6.   LEY Y JURISDICCION. La presente Garantia esta sometida a Derecho espanol.

7. NOTIFICACIONES. La direccion del Garante a efectos de notificaciones es la siguiente:

     Sacyr Vallehermoso S.A.
     P(o) de la Castellana n(o) 83/85
     28046 Madrid
     Atencion: Jose Puelles Gallo
     Tel 34 91 545 50 49
     Fax: 34 91 556 7555

8. MODIFICACIONES. No surtira efecto ninguna modificacion de la presente Garantia a menos que se efectue por escrito, con la firma del Garante, la Compania y Citigroup.


     Sacyr Vallehermoso S.A.



     Fdo.:_________________

                                                               [CITIGROUP LOGO]






                                                November 8, 2006

TO:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.
Attn:
Tel:
Fax:


FROM:
Documentation Unit
Telephone: 00 44 207 508 7641 / 1598
Facsimile:  00 44 207 508 1673 / 1674

Our Ref:

                                   TRANSACTION

The purpose of this letter agreement (this 'Confirmation') is to confirm the terms and conditions of the Transaction entered into between SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L. ('Counterparty') and Citigroup Global Markets Limited ('Citigroup') on the Trade Date specified below (the 'Transaction'). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

Citigroup Global Markets Limited is authorised and regulated by the Financial Services Authority. Citigroup Global Markets Limited is entering into this Transaction as principal and not as an agent for any other party.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions") and in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

References in the Swap Definitions to the term "Swap Transaction" shall be deemed to be references to the term "Transaction" for the purposes of this Confirmation..


This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a 'Confirmation') confirming transactions (each a 'Transaction') entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single agreement (the 'Agreement') in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the 'ISDA Form') as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of English Law as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic
Set-

                        Citigroup Global Markets Limited
       Registered Office: Citigroup Centre, Canada Square, Canary Wharf,
                                 London E14 5LB
                Registered in England Registered Number: 1763297
          Authorised and regulated by the Financial Services Authority

Off provision contained in Section V A. of the User's Guide to the 1992 ISDA Master Agreements - 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the ISDA Form (each, an 'Agreement Modification') as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.


Unless specified herein, information about the time of dealing and the amount or basis of any charges shared with any third party in connection with this Transaction will be made available on request.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

     Trade Date:              8 November 2006

     Effective Date:          13 November 2006

     Termination Date:        The Settlement Date

     Shares:                  The ordinary shares of REPSOL YPF S.A (RIC:
                              REP.MC)

     Exchange:                Madrid Stock Exchange

     Related Exchange:        MEFF

EQUITY AMOUNT(S):

     Equity Amount Payer:     Citigroup

     Equity Amount Receiver:  Counterparty

     Number of Shares:        38,625,904

     Initial Price            27.8312

     Equity Notional Amount:  EUR 1,075,005,259,40(being on the Trade Date the
                              Number of Shares multiplied by Initial Price.)


     Valuation Date:          January 9, 2007

FLOATING AMOUNT(S):

     Floating Amount Payer:   Counterparty

     Notional Amount:         The Equity Notional Amount

     Payment Date:            The Settlement Date

     Floating Rate Option:    EUR-EURIBOR-Telerate

     Designated Maturity:     Three months


                                                                           -2/6-

     Spread:                  Plus 0.25 per cent

     Day Count Fraction:      Actual/360

     Reset Dates:             The first day of each Calculation Period

     Business Days:           TARGET Settlement Days

     Business Day Convention  Modified Following


SETTLEMENT TERMS:

     Physical Settlement:     Applicable

     Settlement Currency:     EUR

     Settlement Date:         Three Currency Business Days after the Valuation
                              Date

     Settlement Method
     Election:                Not Applicable


DIVIDENDS:

     Dividend Period:         Second Period

     Dividend Amount:         The Country Percentage of the gross cash dividend
                              per Share paid by the Issuer during the relevant
                              Dividend Period to holders of record of a Share multiplied by the Number of Shares

     Country Percentage:      85%

     Dividend Payment Date:   The Settlement Date

     Extraordinary Dividend:  The characterization of a dividend or portion thereof as an Extraordinary Dividend shall be determined by the Calculation Agent

     Re-investment of
     Dividends:               Not Applicable

ADJUSTMENTS:

     Method of Adjustment:    Calculation Agent Adjustment

EXTRAORDINARY EVENTS:

     Consequences of Merger
     Events:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup


                                                                           -3/6-

     Tender Offer:            Applicable including, for the avoidance of doubt,
                              the Tender Offers already launched over the Shares or any modifications thereof.

     Consequences of Tender Offer:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup

     Composition of Combined
     Consideration:           Not Applicable

     Nationalization,
     Insolvency
     or Delisting:            Cancellation and Payment

       Determining Party:     Citigroup


     ADDITIONAL DISRUPTION EVENTS:

     Change in Law:           Applicable.
                              Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

                              'Change in Law' means that, on or after the Trade Date (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines (following receipt of a request from either party for such a determination) in good faith (X) that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to this Transaction, or (Y) a party will incur a materially increased cost in performing its obligations under such Transaction (including, without limitation, due to any increase in tax liability, decrease in tax benefit or other adverse effect on its tax position), provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality.

    Insolvency Filing:        Applicable

    Failure to Deliver:       Applicable

Determining Party:           Citigroup with respect to all Additional Disruption
                              Events


OPTIONAL TERMIANTION:

(a) Counterparty may elect to terminate this Transaction (an "Optional Termination") (provided that no Event of Default with respect to Counterparty, or event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing, and provided that no Early Termination Date has been designated), by giving telephonic notice (the "Termination Notice") to Citigroup of such election not less than two Scheduled Trading Days prior to



                                                                           -4/6-
the early Valuation Date (the "Early Valuation Date") designated in the Termination Notice and such Termination Notice shall be irrevocable. The Early Valuation Date may be any Scheduled Trading Day prior to 9 January 2007. The Termination Notice will be confirmed in writing by the terminating party promptly after making such election, provided that failure to do so shall not in any way affect or suspend the effectiveness of the Termination Notice.

(b) In the event that a Termination Notice is given pursuant to the immediately preceding paragraph, (i) the Early Valuation Date shall be the Valuation Date and the day which is three Currency Business Days following the Early Valuation Date (the "New Termination Date") shall be both the Settlement Date and the Termination Date; and (ii) the Calculation Period that commenced on the Floating Amount Payer Period End Date immediately preceding the New Termination Date (or that commenced on the Effective Date if the New Termination Date is a day on or prior to the first Reset Date) shall be the final Calculation Period, the New Termination Date shall be the Floating Amount Payer Period End Date for such Calculation Period and the Floating Amount in respect of such Calculation Period shall be payable on the New Termination Date.

(c) The operation of the paragraphs contained within this section shall not affect or suspend any obligation of the parties hereto arising under this Transaction on or prior to the New Termination Date. Upon the payment of all amounts that are due and unpaid as of the New Termination Date (including amounts required to be paid pursuant to the paragraphs within this section), the obligation of each party to make any further payments with respect to this Transaction will terminate.

OTHER TERMS:

Non-Reliance:                           Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:           Applicable

Additional Acknowledgments:             Applicable

Calculation Agent:                      Citigroup

ACCOUNT DETAILS:

      Payments to Citigroup:            To be advised prior to payment

      Payments to Counterparty:         Please advise to expedite payment




     If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.


     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              Very truly yours,

                              CITIGROUP GLOBAL MARKETS LIMITED



                              By: -----------------------------------
                               Name:
                               Title:


                                                                           -5/6-

Accepted and confirmed as
of the Trade Date:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.



      /s/
By: -----------------------------------
Name:
Title:

                                                                           -6/6-



                                                               [CITIGROUP LOGO]






                                                November 9, 2006

TO:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.
Attn:
Tel:
Fax:


FROM:
Documentation Unit
Telephone: 00 44 207 508 7641 / 1598
Facsimile:  00 44 207 508 1673 / 1674

Our Ref:

                                   TRANSACTION

The purpose of this letter agreement (this 'Confirmation') is to confirm the terms and conditions of the Transaction entered into between SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L. ('Counterparty') and Citigroup Global Markets Limited ('Citigroup') on the Trade Date specified below (the 'Transaction'). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

Citigroup Global Markets Limited is authorised and regulated by the Financial Services Authority. Citigroup Global Markets Limited is entering into this Transaction as principal and not as an agent for any other party.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions") and in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

References in the Swap Definitions to the term "Swap Transaction" shall be deemed to be references to the term "Transaction" for the purposes of this Confirmation..


This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a 'Confirmation') confirming transactions (each a 'Transaction') entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single agreement (the 'Agreement') in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the 'ISDA Form') as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of English Law as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic
Set-

                        Citigroup Global Markets Limited
       Registered Office: Citigroup Centre, Canada Square, Canary Wharf,
                                 London E14 5LB
                Registered in England Registered Number: 1763297
          Authorised and regulated by the Financial Services Authority

Off provision contained in Section V A. of the User's Guide to the 1992 ISDA Master Agreements - 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the ISDA Form (each, an 'Agreement Modification') as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.


Unless specified herein, information about the time of dealing and the amount or basis of any charges shared with any third party in connection with this Transaction will be made available on request.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

     Trade Date:              9 November 2006

     Effective Date:          14 November 2006

     Termination Date:        The Settlement Date

     Shares:                  The ordinary shares of REPSOL YPF S.A (RIC:
                              REP.MC)

     Exchange:                Madrid Stock Exchange

     Related Exchange:        MEFF

EQUITY AMOUNT(S):

     Equity Amount Payer:     Citigroup

     Equity Amount Receiver:  Counterparty

     Number of Shares:        3,945,000

     Initial Price            27.8460

     Equity Notional Amount:  EUR 109,852,541.80(being on the Trade Date the
                              Number of Shares multiplied by Initial Price.)


     Valuation Date:          January 9, 2007

FLOATING AMOUNT(S):

     Floating Amount Payer:   Counterparty

     Notional Amount:         The Equity Notional Amount

     Payment Date:            The Settlement Date

     Floating Rate Option:    EUR-EURIBOR-Telerate

     Designated Maturity:     Three months


                                                                           -2/6-

     Spread:                  Plus 0.25 per cent

     Day Count Fraction:      Actual/360

     Reset Dates:             The first day of each Calculation Period

     Business Days:           TARGET Settlement Days

     Business Day Convention  Modified Following


SETTLEMENT TERMS:

     Physical Settlement:     Applicable

     Settlement Currency:     EUR

     Settlement Date:         Three Currency Business Days after the Valuation
                              Date

     Settlement Method
     Election:                Not Applicable


DIVIDENDS:

     Dividend Period:         Second Period

     Dividend Amount:         The Country Percentage of the gross cash dividend
                              per Share paid by the Issuer during the relevant
                              Dividend Period to holders of record of a Share multiplied by the Number of Shares

     Country Percentage:      85%

     Dividend Payment Date:   The Settlement Date

     Extraordinary Dividend:  The characterization of a dividend or portion thereof as an Extraordinary Dividend shall be determined by the Calculation Agent

     Re-investment of
     Dividends:               Not Applicable

ADJUSTMENTS:

     Method of Adjustment:    Calculation Agent Adjustment

EXTRAORDINARY EVENTS:

     Consequences of Merger
     Events:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup


                                                                           -3/6-

     Tender Offer:            Applicable including, for the avoidance of doubt,
                              the Tender Offers already launched over the Shares or any modifications thereof.

     Consequences of Tender Offer:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup

     Composition of Combined
     Consideration:           Not Applicable

     Nationalization,
     Insolvency
     or Delisting:            Cancellation and Payment

       Determining Party:     Citigroup


     ADDITIONAL DISRUPTION EVENTS:

     Change in Law:           Applicable.
                              Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

                              'Change in Law' means that, on or after the Trade Date (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines (following receipt of a request from either party for such a determination) in good faith (X) that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to this Transaction, or (Y) a party will incur a materially increased cost in performing its obligations under such Transaction (including, without limitation, due to any increase in tax liability, decrease in tax benefit or other adverse effect on its tax position), provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality.

    Insolvency Filing:        Applicable

    Failure to Deliver:       Applicable

Determining Party:           Citigroup with respect to all Additional Disruption
                              Events


OPTIONAL TERMIANTION:

(a) Counterparty may elect to terminate this Transaction (an "Optional Termination") (provided that no Event of Default with respect to Counterparty, or event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing, and provided that no Early Termination Date has been designated), by giving telephonic notice (the "Termination Notice") to Citigroup of such election not less than two Scheduled Trading Days prior to



                                                                           -4/6-
the early Valuation Date (the "Early Valuation Date") designated in the Termination Notice and such Termination Notice shall be irrevocable. The Early Valuation Date may be any Scheduled Trading Day prior to 9 January 2007. The Termination Notice will be confirmed in writing by the terminating party promptly after making such election, provided that failure to do so shall not in any way affect or suspend the effectiveness of the Termination Notice.

(b) In the event that a Termination Notice is given pursuant to the immediately preceding paragraph, (i) the Early Valuation Date shall be the Valuation Date and the day which is three Currency Business Days following the Early Valuation Date (the "New Termination Date") shall be both the Settlement Date and the Termination Date; and (ii) the Calculation Period that commenced on the Floating Amount Payer Period End Date immediately preceding the New Termination Date (or that commenced on the Effective Date if the New Termination Date is a day on or prior to the first Reset Date) shall be the final Calculation Period, the New Termination Date shall be the Floating Amount Payer Period End Date for such Calculation Period and the Floating Amount in respect of such Calculation Period shall be payable on the New Termination Date.

(c) The operation of the paragraphs contained within this section shall not affect or suspend any obligation of the parties hereto arising under this Transaction on or prior to the New Termination Date. Upon the payment of all amounts that are due and unpaid as of the New Termination Date (including amounts required to be paid pursuant to the paragraphs within this section), the obligation of each party to make any further payments with respect to this Transaction will terminate.

OTHER TERMS:

Non-Reliance:                           Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:           Applicable

Additional Acknowledgments:             Applicable

Calculation Agent:                      Citigroup

ACCOUNT DETAILS:

      Payments to Citigroup:            To be advised prior to payment

      Payments to Counterparty:         Please advise to expedite payment




     If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.


     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              Very truly yours,

                              CITIGROUP GLOBAL MARKETS LIMITED



                              By: -----------------------------------
                               Name:
                               Title:


                                                                           -5/6-

Accepted and confirmed as
of the Trade Date:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.



      /s/
By: -----------------------------------
Name:
Title:

                                                                           -6/6-



                                                               [CITIGROUP LOGO]






                                                November 10, 2006

TO:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.
Attn:
Tel:
Fax:


FROM:
Documentation Unit
Telephone: 00 44 207 508 7641 / 1598
Facsimile:  00 44 207 508 1673 / 1674

Our Ref:

                                   TRANSACTION

The purpose of this letter agreement (this 'Confirmation') is to confirm the terms and conditions of the Transaction entered into between SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L. ('Counterparty') and Citigroup Global Markets Limited ('Citigroup') on the Trade Date specified below (the 'Transaction'). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

Citigroup Global Markets Limited is authorised and regulated by the Financial Services Authority. Citigroup Global Markets Limited is entering into this Transaction as principal and not as an agent for any other party.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions") and in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

References in the Swap Definitions to the term "Swap Transaction" shall be deemed to be references to the term "Transaction" for the purposes of this Confirmation..


This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a 'Confirmation') confirming transactions (each a 'Transaction') entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single agreement (the 'Agreement') in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the 'ISDA Form') as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of English Law as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic
Set-

                        Citigroup Global Markets Limited
       Registered Office: Citigroup Centre, Canada Square, Canary Wharf,
                                 London E14 5LB
                Registered in England Registered Number: 1763297
          Authorised and regulated by the Financial Services Authority

Off provision contained in Section V A. of the User's Guide to the 1992 ISDA Master Agreements - 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the ISDA Form (each, an 'Agreement Modification') as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.


Unless specified herein, information about the time of dealing and the amount or basis of any charges shared with any third party in connection with this Transaction will be made available on request.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

     Trade Date:              10 November 2006

     Effective Date:          15 November 2006

     Termination Date:        The Settlement Date

     Shares:                  The ordinary shares of REPSOL YPF S.A (RIC:
                              REP.MC)

     Exchange:                Madrid Stock Exchange

     Related Exchange:        MEFF

EQUITY AMOUNT(S):

     Equity Amount Payer:     Citigroup

     Equity Amount Receiver:  Counterparty

     Number of Shares:        5,215,000

     Initial Price            27.8212

     Equity Notional Amount:  EUR 145,087,523.58(being on the Trade Date the
                              Number of Shares multiplied by Initial Price.)


     Valuation Date:          January 9, 2007

FLOATING AMOUNT(S):

     Floating Amount Payer:   Counterparty

     Notional Amount:         The Equity Notional Amount

     Payment Date:            The Settlement Date

     Floating Rate Option:    EUR-EURIBOR-Telerate

     Designated Maturity:     Three months


                                                                           -2/6-

     Spread:                  Plus 0.25 per cent

     Day Count Fraction:      Actual/360

     Reset Dates:             The first day of each Calculation Period

     Business Days:           TARGET Settlement Days

     Business Day Convention  Modified Following


SETTLEMENT TERMS:

     Physical Settlement:     Applicable

     Settlement Currency:     EUR

     Settlement Date:         Three Currency Business Days after the Valuation
                              Date

     Settlement Method
     Election:                Not Applicable


DIVIDENDS:

     Dividend Period:         Second Period

     Dividend Amount:         The Country Percentage of the gross cash dividend
                              per Share paid by the Issuer during the relevant
                              Dividend Period to holders of record of a Share multiplied by the Number of Shares

     Country Percentage:      85%

     Dividend Payment Date:   The Settlement Date

     Extraordinary Dividend:  The characterization of a dividend or portion thereof as an Extraordinary Dividend shall be determined by the Calculation Agent

     Re-investment of
     Dividends:               Not Applicable

ADJUSTMENTS:

     Method of Adjustment:    Calculation Agent Adjustment

EXTRAORDINARY EVENTS:

     Consequences of Merger
     Events:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup


                                                                           -3/6-

     Tender Offer:            Applicable including, for the avoidance of doubt,
                              the Tender Offers already launched over the Shares or any modifications thereof.

     Consequences of Tender Offer:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup

     Composition of Combined
     Consideration:           Not Applicable

     Nationalization,
     Insolvency
     or Delisting:            Cancellation and Payment

       Determining Party:     Citigroup


     ADDITIONAL DISRUPTION EVENTS:

     Change in Law:           Applicable.
                              Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

                              'Change in Law' means that, on or after the Trade Date (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines (following receipt of a request from either party for such a determination) in good faith (X) that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to this Transaction, or (Y) a party will incur a materially increased cost in performing its obligations under such Transaction (including, without limitation, due to any increase in tax liability, decrease in tax benefit or other adverse effect on its tax position), provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality.

    Insolvency Filing:        Applicable

    Failure to Deliver:       Applicable

Determining Party:           Citigroup with respect to all Additional Disruption
                              Events


OPTIONAL TERMIANTION:

(a) Counterparty may elect to terminate this Transaction (an "Optional Termination") (provided that no Event of Default with respect to Counterparty, or event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing, and provided that no Early Termination Date has been designated), by giving telephonic notice (the "Termination Notice") to Citigroup of such election not less than two Scheduled Trading Days prior to



                                                                           -4/6-
the early Valuation Date (the "Early Valuation Date") designated in the Termination Notice and such Termination Notice shall be irrevocable. The Early Valuation Date may be any Scheduled Trading Day prior to 9 January 2007. The Termination Notice will be confirmed in writing by the terminating party promptly after making such election, provided that failure to do so shall not in any way affect or suspend the effectiveness of the Termination Notice.

(b) In the event that a Termination Notice is given pursuant to the immediately preceding paragraph, (i) the Early Valuation Date shall be the Valuation Date and the day which is three Currency Business Days following the Early Valuation Date (the "New Termination Date") shall be both the Settlement Date and the Termination Date; and (ii) the Calculation Period that commenced on the Floating Amount Payer Period End Date immediately preceding the New Termination Date (or that commenced on the Effective Date if the New Termination Date is a day on or prior to the first Reset Date) shall be the final Calculation Period, the New Termination Date shall be the Floating Amount Payer Period End Date for such Calculation Period and the Floating Amount in respect of such Calculation Period shall be payable on the New Termination Date.

(c) The operation of the paragraphs contained within this section shall not affect or suspend any obligation of the parties hereto arising under this Transaction on or prior to the New Termination Date. Upon the payment of all amounts that are due and unpaid as of the New Termination Date (including amounts required to be paid pursuant to the paragraphs within this section), the obligation of each party to make any further payments with respect to this Transaction will terminate.

OTHER TERMS:

Non-Reliance:                           Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:           Applicable

Additional Acknowledgments:             Applicable

Calculation Agent:                      Citigroup

ACCOUNT DETAILS:

      Payments to Citigroup:            To be advised prior to payment

      Payments to Counterparty:         Please advise to expedite payment




     If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.


     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              Very truly yours,

                              CITIGROUP GLOBAL MARKETS LIMITED



                              By: -----------------------------------
                               Name:
                               Title:


                                                                           -5/6-

Accepted and confirmed as
of the Trade Date:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.



    /s/
By: -----------------------------------
Name:
Title:

                                                                           -6/6-



                                                               [CITIGROUP LOGO]






                                                November 13, 2006

TO:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.
Attn:
Tel:
Fax:


FROM:
Documentation Unit
Telephone: 00 44 207 508 7641 / 1598
Facsimile:  00 44 207 508 1673 / 1674

Our Ref:

                                   TRANSACTION

The purpose of this letter agreement (this 'Confirmation') is to confirm the terms and conditions of the Transaction entered into between SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L. ('Counterparty') and Citigroup Global Markets Limited ('Citigroup') on the Trade Date specified below (the 'Transaction'). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

Citigroup Global Markets Limited is authorised and regulated by the Financial Services Authority. Citigroup Global Markets Limited is entering into this Transaction as principal and not as an agent for any other party.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions") and in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

References in the Swap Definitions to the term "Swap Transaction" shall be deemed to be references to the term "Transaction" for the purposes of this Confirmation..


This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a 'Confirmation') confirming transactions (each a 'Transaction') entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single agreement (the 'Agreement') in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the 'ISDA Form') as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of English Law as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic
Set-

                        Citigroup Global Markets Limited
       Registered Office: Citigroup Centre, Canada Square, Canary Wharf,
                                 London E14 5LB
                Registered in England Registered Number: 1763297
          Authorised and regulated by the Financial Services Authority

Off provision contained in Section V A. of the User's Guide to the 1992 ISDA Master Agreements - 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the ISDA Form (each, an 'Agreement Modification') as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.


Unless specified herein, information about the time of dealing and the amount or basis of any charges shared with any third party in connection with this Transaction will be made available on request.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

     Trade Date:              13 November 2006

     Effective Date:          16 November 2006

     Termination Date:        The Settlement Date

     Shares:                  The ordinary shares of REPSOL YPF S.A (RIC:
                              REP.MC)

     Exchange:                Madrid Stock Exchange

     Related Exchange:        MEFF

EQUITY AMOUNT(S):

     Equity Amount Payer:     Citigroup

     Equity Amount Receiver:  Counterparty

     Number of Shares:        5,590,000

     Initial Price            27.7841

     Equity Notional Amount:  EUR 155,312,874.72(being on the Trade Date the
                              Number of Shares multiplied by Initial Price.)


     Valuation Date:          January 9, 2007

FLOATING AMOUNT(S):

     Floating Amount Payer:   Counterparty

     Notional Amount:         The Equity Notional Amount

     Payment Date:            The Settlement Date

     Floating Rate Option:    EUR-EURIBOR-Telerate

     Designated Maturity:     Three months


                                                                           -2/6-

     Spread:                  Plus 0.25 per cent

     Day Count Fraction:      Actual/360

     Reset Dates:             The first day of each Calculation Period

     Business Days:           TARGET Settlement Days

     Business Day Convention  Modified Following


SETTLEMENT TERMS:

     Physical Settlement:     Applicable

     Settlement Currency:     EUR

     Settlement Date:         Three Currency Business Days after the Valuation
                              Date

     Settlement Method
     Election:                Not Applicable


DIVIDENDS:

     Dividend Period:         Second Period

     Dividend Amount:         The Country Percentage of the gross cash dividend
                              per Share paid by the Issuer during the relevant
                              Dividend Period to holders of record of a Share multiplied by the Number of Shares

     Country Percentage:      85%

     Dividend Payment Date:   The Settlement Date

     Extraordinary Dividend:  The characterization of a dividend or portion thereof as an Extraordinary Dividend shall be determined by the Calculation Agent

     Re-investment of
     Dividends:               Not Applicable

ADJUSTMENTS:

     Method of Adjustment:    Calculation Agent Adjustment

EXTRAORDINARY EVENTS:

     Consequences of Merger
     Events:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup


                                                                           -3/6-

     Tender Offer:            Applicable including, for the avoidance of doubt,
                              the Tender Offers already launched over the Shares or any modifications thereof.

     Consequences of Tender Offer:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup

     Composition of Combined
     Consideration:           Not Applicable

     Nationalization,
     Insolvency
     or Delisting:            Cancellation and Payment

       Determining Party:     Citigroup


     ADDITIONAL DISRUPTION EVENTS:

     Change in Law:           Applicable.
                              Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

                              'Change in Law' means that, on or after the Trade Date (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines (following receipt of a request from either party for such a determination) in good faith (X) that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to this Transaction, or (Y) a party will incur a materially increased cost in performing its obligations under such Transaction (including, without limitation, due to any increase in tax liability, decrease in tax benefit or other adverse effect on its tax position), provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality.

    Insolvency Filing:        Applicable

    Failure to Deliver:       Applicable

Determining Party:           Citigroup with respect to all Additional Disruption
                              Events


OPTIONAL TERMIANTION:

(a) Counterparty may elect to terminate this Transaction (an "Optional Termination") (provided that no Event of Default with respect to Counterparty, or event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing, and provided that no Early Termination Date has been designated), by giving telephonic notice (the "Termination Notice") to Citigroup of such election not less than two Scheduled Trading Days prior to



                                                                           -4/6-
the early Valuation Date (the "Early Valuation Date") designated in the Termination Notice and such Termination Notice shall be irrevocable. The Early Valuation Date may be any Scheduled Trading Day prior to 9 January 2007. The Termination Notice will be confirmed in writing by the terminating party promptly after making such election, provided that failure to do so shall not in any way affect or suspend the effectiveness of the Termination Notice.

(b) In the event that a Termination Notice is given pursuant to the immediately preceding paragraph, (i) the Early Valuation Date shall be the Valuation Date and the day which is three Currency Business Days following the Early Valuation Date (the "New Termination Date") shall be both the Settlement Date and the Termination Date; and (ii) the Calculation Period that commenced on the Floating Amount Payer Period End Date immediately preceding the New Termination Date (or that commenced on the Effective Date if the New Termination Date is a day on or prior to the first Reset Date) shall be the final Calculation Period, the New Termination Date shall be the Floating Amount Payer Period End Date for such Calculation Period and the Floating Amount in respect of such Calculation Period shall be payable on the New Termination Date.

(c) The operation of the paragraphs contained within this section shall not affect or suspend any obligation of the parties hereto arising under this Transaction on or prior to the New Termination Date. Upon the payment of all amounts that are due and unpaid as of the New Termination Date (including amounts required to be paid pursuant to the paragraphs within this section), the obligation of each party to make any further payments with respect to this Transaction will terminate.

OTHER TERMS:

Non-Reliance:                           Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:           Applicable

Additional Acknowledgments:             Applicable

Calculation Agent:                      Citigroup

ACCOUNT DETAILS:

      Payments to Citigroup:            To be advised prior to payment

      Payments to Counterparty:         Please advise to expedite payment




     If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.


     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              Very truly yours,

                              CITIGROUP GLOBAL MARKETS LIMITED



                              By: -----------------------------------
                               Name:
                               Title:


                                                                           -5/6-

Accepted and confirmed as
of the Trade Date:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.



    /s/
By: -----------------------------------
Name:
Title:

                                                                           -6/6-



                                                               [CITIGROUP LOGO]





                                                November 14, 2006

TO:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.
Attn:
Tel:
Fax:


FROM:
Documentation Unit
Telephone: 00 44 207 508 7641 / 1598
Facsimile:  00 44 207 508 1673 / 1674

Our Ref:

                                   TRANSACTION

The purpose of this letter agreement (this 'Confirmation') is to confirm the terms and conditions of the Transaction entered into between SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L. ('Counterparty') and Citigroup Global Markets Limited ('Citigroup') on the Trade Date specified below (the 'Transaction'). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

Citigroup Global Markets Limited is authorised and regulated by the Financial Services Authority. Citigroup Global Markets Limited is entering into this Transaction as principal and not as an agent for any other party.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions") and in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

References in the Swap Definitions to the term "Swap Transaction" shall be deemed to be references to the term "Transaction" for the purposes of this Confirmation..


This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a 'Confirmation') confirming transactions (each a 'Transaction') entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single agreement (the 'Agreement') in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the 'ISDA Form') as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of English Law as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic
Set-

                        Citigroup Global Markets Limited
       Registered Office: Citigroup Centre, Canada Square, Canary Wharf,
                                 London E14 5LB
                Registered in England Registered Number: 1763297
          Authorised and regulated by the Financial Services Authority

Off provision contained in Section V A. of the User's Guide to the 1992 ISDA Master Agreements - 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the ISDA Form (each, an 'Agreement Modification') as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.


Unless specified herein, information about the time of dealing and the amount or basis of any charges shared with any third party in connection with this Transaction will be made available on request.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

     Trade Date:              14 November 2006

     Effective Date:          17 November 2006

     Termination Date:        The Settlement Date

     Shares:                  The ordinary shares of REPSOL YPF S.A (RIC:
                              REP.MC)

     Exchange:                Madrid Stock Exchange

     Related Exchange:        MEFF

EQUITY AMOUNT(S):

     Equity Amount Payer:     Citigroup

     Equity Amount Receiver:  Counterparty

     Number of Shares:        7,415,000

     Initial Price            28.1264

     Equity Notional Amount:  EUR 208,557,391.84(being on the Trade Date the
                              Number of Shares multiplied by Initial Price.)


     Valuation Date:          January 9, 2007

FLOATING AMOUNT(S):

     Floating Amount Payer:   Counterparty

     Notional Amount:         The Equity Notional Amount

     Payment Date:            The Settlement Date

     Floating Rate Option:    EUR-EURIBOR-Telerate

     Designated Maturity:     Three months


                                                                           -2/6-

     Spread:                  Plus 0.25 per cent

     Day Count Fraction:      Actual/360

     Reset Dates:             The first day of each Calculation Period

     Business Days:           TARGET Settlement Days

     Business Day Convention  Modified Following


SETTLEMENT TERMS:

     Physical Settlement:     Applicable

     Settlement Currency:     EUR

     Settlement Date:         Three Currency Business Days after the Valuation
                              Date

     Settlement Method
     Election:                Not Applicable


DIVIDENDS:

     Dividend Period:         Second Period

     Dividend Amount:         The Country Percentage of the gross cash dividend
                              per Share paid by the Issuer during the relevant
                              Dividend Period to holders of record of a Share multiplied by the Number of Shares

     Country Percentage:      85%

     Dividend Payment Date:   The Settlement Date

     Extraordinary Dividend:  The characterization of a dividend or portion thereof as an Extraordinary Dividend shall be determined by the Calculation Agent

     Re-investment of
     Dividends:               Not Applicable

ADJUSTMENTS:

     Method of Adjustment:    Calculation Agent Adjustment

EXTRAORDINARY EVENTS:

     Consequences of Merger
     Events:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup


                                                                           -3/6-

     Tender Offer:            Applicable including, for the avoidance of doubt,
                              the Tender Offers already launched over the Shares or any modifications thereof.

     Consequences of Tender Offer:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup

     Composition of Combined
     Consideration:           Not Applicable

     Nationalization,
     Insolvency
     or Delisting:            Cancellation and Payment

       Determining Party:     Citigroup


     ADDITIONAL DISRUPTION EVENTS:

     Change in Law:           Applicable.
                              Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

                              'Change in Law' means that, on or after the Trade Date (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines (following receipt of a request from either party for such a determination) in good faith (X) that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to this Transaction, or (Y) a party will incur a materially increased cost in performing its obligations under such Transaction (including, without limitation, due to any increase in tax liability, decrease in tax benefit or other adverse effect on its tax position), provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality.

    Insolvency Filing:        Applicable

    Failure to Deliver:       Applicable

Determining Party:           Citigroup with respect to all Additional Disruption
                              Events


OPTIONAL TERMIANTION:

(a) Counterparty may elect to terminate this Transaction (an "Optional Termination") (provided that no Event of Default with respect to Counterparty, or event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing, and provided that no Early Termination Date has been designated), by giving telephonic notice (the "Termination Notice") to Citigroup of such election not less than two Scheduled Trading Days prior to



                                                                           -4/6-
the early Valuation Date (the "Early Valuation Date") designated in the Termination Notice and such Termination Notice shall be irrevocable. The Early Valuation Date may be any Scheduled Trading Day prior to 9 January 2007. The Termination Notice will be confirmed in writing by the terminating party promptly after making such election, provided that failure to do so shall not in any way affect or suspend the effectiveness of the Termination Notice.

(b) In the event that a Termination Notice is given pursuant to the immediately preceding paragraph, (i) the Early Valuation Date shall be the Valuation Date and the day which is three Currency Business Days following the Early Valuation Date (the "New Termination Date") shall be both the Settlement Date and the Termination Date; and (ii) the Calculation Period that commenced on the Floating Amount Payer Period End Date immediately preceding the New Termination Date (or that commenced on the Effective Date if the New Termination Date is a day on or prior to the first Reset Date) shall be the final Calculation Period, the New Termination Date shall be the Floating Amount Payer Period End Date for such Calculation Period and the Floating Amount in respect of such Calculation Period shall be payable on the New Termination Date.

(c) The operation of the paragraphs contained within this section shall not affect or suspend any obligation of the parties hereto arising under this Transaction on or prior to the New Termination Date. Upon the payment of all amounts that are due and unpaid as of the New Termination Date (including amounts required to be paid pursuant to the paragraphs within this section), the obligation of each party to make any further payments with respect to this Transaction will terminate.

OTHER TERMS:

Non-Reliance:                           Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:           Applicable

Additional Acknowledgments:             Applicable

Calculation Agent:                      Citigroup

ACCOUNT DETAILS:

      Payments to Citigroup:            To be advised prior to payment

      Payments to Counterparty:         Please advise to expedite payment




     If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.


     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              Very truly yours,

                              CITIGROUP GLOBAL MARKETS LIMITED



                              By: -----------------------------------
                               Name:
                               Title:


                                                                           -5/6-

Accepted and confirmed as
of the Trade Date:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.



    /s/
By: -----------------------------------
Name:
Title:

                                                                           -6/6

                                                               [CITIGROUP LOGO]






                                                November 15, 2006

TO:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.
Attn: Jose Puelles Gallo
Tel: +3491 545 5049
Fax: +3491 545 5521


FROM:
Documentation Unit
Telephone: 00 44 207 508 7641 / 1598
Facsimile:  00 44 207 508 1673 / 1674

Our Ref:

                                   TRANSACTION

The purpose of this letter agreement (this 'Confirmation') is to confirm the terms and conditions of the Transaction entered into between SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L. ('Counterparty') and Citigroup Global Markets Limited ('Citigroup') on the Trade Date specified below (the 'Transaction'). This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

Citigroup Global Markets Limited is authorised and regulated by the Financial Services Authority. Citigroup Global Markets Limited is entering into this Transaction as principal and not as an agent for any other party.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Swap Definitions") and in the 2002 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the Swap Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

References in the Swap Definitions to the term "Swap Transaction" shall be deemed to be references to the term "Transaction" for the purposes of this Confirmation..


This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of an ISDA Master Agreement, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained in, or incorporated by reference in, that agreement upon its execution will govern this Confirmation except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to an ISDA Master Agreement (each a 'Confirmation') confirming transactions (each a 'Transaction') entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to, a single agreement (the 'Agreement') in the pre-printed form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) (the 'ISDA Form') as if, on the Trade Date of the first such Transaction between us, we had executed a single agreement in such form (but without any Schedule except for the election of English Law as the governing law, USD as the Termination Currency, Credit Event Upon Merger, Second Method and Market Quotation as applying and basic
Set-

                        Citigroup Global Markets Limited
       Registered Office: Citigroup Centre, Canada Square, Canary Wharf,
                                 London E14 5LB
                Registered in England Registered Number: 1763297
          Authorised and regulated by the Financial Services Authority

Off provision contained in Section V A. of the User's Guide to the 1992 ISDA Master Agreements - 1993 Edition published by ISDA being incorporated by reference). The Agreement shall contain such other modifications (including additional elections) to the ISDA Form (each, an 'Agreement Modification') as may be agreed by the parties from time to time. Any Agreement Modification may be set forth in any Confirmation (whether or not it would form part of the Schedule to the ISDA Master Agreement and notwithstanding the termination or expiry of the Transaction(s) detailed in any such Confirmation). To the extent of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purposes of this Transaction. To the extent of any inconsistency between any Agreement Modification and a prior Agreement Modification, the terms of the Agreement Modification set forth in the most recent Confirmation shall govern.


Unless specified herein, information about the time of dealing and the amount or basis of any charges shared with any third party in connection with this Transaction will be made available on request.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS:

     Trade Date:              15 November 2006

     Effective Date:          20 November 2006

     Termination Date:        The Settlement Date

     Shares:                  The ordinary shares of REPSOL YPF S.A (RIC:
                              REP.MC)

     Exchange:                Madrid Stock Exchange

     Related Exchange:        MEFF

EQUITY AMOUNT(S):

     Equity Amount Payer:     Citigroup

     Equity Amount Receiver:  Counterparty

     Number of Shares:        252,269

     Initial Price            27.7960

     Equity Notional Amount:  EUR 7,012,061.10


     Valuation Date:          January 9, 2007

FLOATING AMOUNT(S):

     Floating Amount Payer:   Counterparty

     Notional Amount:         The Equity Notional Amount

     Payment Date:            The Settlement Date

     Floating Rate Option:    EUR-EURIBOR-Telerate

     Designated Maturity:     Three months

     Spread:                  Plus 0.25 per cent
                                                                          -2/6-

     Day Count Fraction:      Actual/360

     Reset Dates:             The first day of each Calculation Period

     Business Days:           TARGET Settlement Days

     Business Day Convention  Modified Following


SETTLEMENT TERMS:

     Physical Settlement:     Applicable

     Settlement Currency:     EUR

     Settlement Date:         Three Currency Business Days after the Valuation
                              Date

     Settlement Method
     Election:                Not Applicable


DIVIDENDS:

     Dividend Period:         Second Period

     Dividend Amount:         The Country Percentage of the gross cash dividend
                              per Share paid by the Issuer during the relevant
                              Dividend Period to holders of record of a Share multiplied by the Number of Shares

     Country Percentage:      85%

     Dividend Payment Date:   The Settlement Date

     Extraordinary Dividend:  The characterization of a dividend or portion thereof as an Extraordinary Dividend shall be determined by the Calculation Agent

     Re-investment of
     Dividends:               Not Applicable

ADJUSTMENTS:

     Method of Adjustment:    Calculation Agent Adjustment

EXTRAORDINARY EVENTS:

     Consequences of Merger
     Events:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup


                                                                           -3/6-

     Tender Offer:            Applicable including, for the avoidance of doubt,
                              the Tender Offers already launched over the Shares or any modifications thereof.

     Consequences of Tender Offer:

       a) Share for Share:    Modified Calculation Agent Adjustment

       b) Share for Other:    Modified Calculation Agent Adjustment

       c) Share for Combined: Modified Calculation Agent Adjustment

       Determining Party:     Citigroup

     Composition of Combined
     Consideration:           Not Applicable

     Nationalization,
     Insolvency
     or Delisting:            Cancellation and Payment

       Determining Party:     Citigroup


     ADDITIONAL DISRUPTION EVENTS:

     Change in Law:           Applicable.
                              Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

                              'Change in Law' means that, on or after the Trade Date (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines (following receipt of a request from either party for such a determination) in good faith (X) that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to this Transaction, or (Y) a party will incur a materially increased cost in performing its obligations under such Transaction (including, without limitation, due to any increase in tax liability, decrease in tax benefit or other adverse effect on its tax position), provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality.

    Insolvency Filing:        Applicable

    Failure to Deliver:       Applicable

Determining Party:           Citigroup with respect to all Additional Disruption
                              Events


OPTIONAL TERMIANTION:

(a) Counterparty may elect to terminate this Transaction (an "Optional Termination") (provided that no Event of Default with respect to Counterparty, or event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, shall have occurred and be continuing, and provided that no Early Termination Date has been designated), by giving telephonic notice (the "Termination Notice") to Citigroup of such election not less than two Scheduled Trading Days prior to



                                                                           -4/6-
the early Valuation Date (the "Early Valuation Date") designated in the Termination Notice and such Termination Notice shall be irrevocable. The Early Valuation Date may be any Scheduled Trading Day prior to 9 January 2007. The Termination Notice will be confirmed in writing by the terminating party promptly after making such election, provided that failure to do so shall not in any way affect or suspend the effectiveness of the Termination Notice.

(b) In the event that a Termination Notice is given pursuant to the immediately preceding paragraph, (i) the Early Valuation Date shall be the Valuation Date and the day which is three Currency Business Days following the Early Valuation Date (the "New Termination Date") shall be both the Settlement Date and the Termination Date; and (ii) the Calculation Period that commenced on the Floating Amount Payer Period End Date immediately preceding the New Termination Date (or that commenced on the Effective Date if the New Termination Date is a day on or prior to the first Reset Date) shall be the final Calculation Period, the New Termination Date shall be the Floating Amount Payer Period End Date for such Calculation Period and the Floating Amount in respect of such Calculation Period shall be payable on the New Termination Date.

(c) The operation of the paragraphs contained within this section shall not affect or suspend any obligation of the parties hereto arising under this Transaction on or prior to the New Termination Date. Upon the payment of all amounts that are due and unpaid as of the New Termination Date (including amounts required to be paid pursuant to the paragraphs within this section), the obligation of each party to make any further payments with respect to this Transaction will terminate.

OTHER TERMS:

Non-Reliance:                           Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:           Applicable

Additional Acknowledgments:             Applicable

Calculation Agent:                      Citigroup

ACCOUNT DETAILS:

      Payments to Citigroup:            To be advised prior to payment

      Payments to Counterparty:         Please advise to expedite payment




     If you have any questions regarding this letter agreement, please contact the Derivatives Operations Department at the telephone numbers indicated or the facsimile numbers indicated on this Confirmation.


     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              Very truly yours,

                              CITIGROUP GLOBAL MARKETS LIMITED



                              By: -----------------------------------
                               Name:
                               Title:


                                                                           -5/6-

Accepted and confirmed as
of the Trade Date:
SACYR VALLEHERMOSO PARTICIPACIONES MOBILIARIAS, S.L.



      /s/
By: -----------------------------------
Name:
Title:

                                                                           -6/6-